Note 14 - Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Disclosure Text Block Supplement [Abstract]
Compensation and Employee Benefit Plans [Text Block]
14.     EMPLOYEE BENEFIT PLANS

401(k) Plan — The Company has established a 401(k) Plan whereby substantially all employees participate in the Plan.  Employees may contribute up to 75% of their salary subject to certain limits based on federal tax laws.  Effective February 16, 2009, the Company suspended its matching contributions and there were no such expenses incurred in 2012 or 2011.

Other Postretirement Benefits—The Bank participates in the Pentegra Defined Benefit Plan for Financial Institutions ("The Pentegra DB Plan"), a tax-qualified defined-benefit pension plan. The Pentegra DB Plan's Employer Identification Number is 13-5645888 and the Plan Number is 333. The Pentegra DB Plan operates as a multiemployer plan for accounting purposes and as a multiple-employer plan under the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code. There are no collective bargaining agreements in place that require contributions to the Pentegra DB Plan.  No funding improvement plan or rehabilitation plan has been implemented or is pending and the Bank has not paid a surcharge to the Pentegra DB Plan.

The risks of participating in a multiemployer plan are different from single-employer plans in the following aspects:

a.	Assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b.	If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers.

c.	If the Bank chooses to withdraw from the Pentegra DB Plan, the Bank may be required to pay a significant withdrawal liability.

The following table presents the funded status (market value of plan assets divided by funding target) as of July 1 for the respective years:

	2012(1)	2011

Plan Funded Status per valuation report	86.72%	73.46%

(1)	Market value of plan assets reflects any contributions received through June 30, 2012.

Total contributions made to the Pentegra DB Plan, as reported on Form 5500, equal $299.7 million and $203.6 million for the plan years ending June 30, 2011 and June 30, 2010, respectively. The Bank’s contributions to the Pentegra DB Plan are not more than 5% of the total contributions to the Pentegra DB Plan.

The Pentegra DB Plan provides a retirement benefit and a death benefit. Retirement benefits are payable in monthly installments for life and must begin not later than the first day of the month coincident with or the next month following the seventieth birthday or the participant may elect a lump-sum distribution. Death benefits are paid in a lump-sum distribution, the amount of which depends on years of service. Based on the Pentegra DB Plan’s funded status, lump-sum distributions have limitations. On April 30, 2010, the Board of Directors of the Bank elected to freeze the Pentegra DB Plan effective July 1, 2010, eliminating all future benefit accruals for participants in the Pentegra DB Plan and closing the Pentegra DB Plan to new participants as of that date. The Pentegra DB Plan is noncontributory and prior to July 1, 2010 covered substantially all employees.  After July 1, 2010, the Bank will continue to incur costs consisting of administration and Pension Benefit Guaranty Corporation insurance expenses as well as amortization charges based on the funding level of the Pentegra DB Plan annually.  Net pension expense was approximately $566,000 and $630,000 for the years ended December 31, 2012 and 2011, respectively, and contributions to the Pentegra DB Plan totaled $991,000 and $139,000 for the years ended December 31, 2012 and 2011, respectively.